STURM, RUGER & CO., INC.

Annual Meeting

April 29, 2009

Caution – Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2008 and Form 10-Q for the fiscal quarter ended April 4, 2009. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

Investment Highlights

- Celebrating 60 years as one of the world's Leading Firearms Brand
- Experienced and Engaged Board of Directors
- Strong Management Team
- Strong Market Position in Rifles, Revolvers and Pistols
- Recent, Exciting New Product Launches
- Strong Balance Sheet: Well positioned to take advantage of business opportunities as they arise
- Improving Fundamentals

NYSE: RGR
Shares Outstanding: 19.0 Million
Price: $ 10.82 (4/23/09)
Market Capitalization: $205 Million

Company Profile

- Trailing 12 Months Sales of $202.5 million (period ending 04/4/2009)
- Manufacturing Facilities in Newport, NH & Prescott, AZ
- Corporate Office in Southport, CT
- 1,147 Non-Union Employees
- Investment Castings – sell to 20 other Firearms Manufacturers
- Firearms Products:

<u>Rifles</u>	<u>Pistols</u>	<u>Revolvers</u>	<u>Shotguns</u>
Single Shot	Rimfire	Single Action	Over & Under
Autoloading	Centerfire	Double Action	
Bolt Action			

- 2-Step Distribution: sell to 15 wholesale distributors
- 262 Catalog SKUs

- Market Conditions
- Financial & Operational Highlights
- Liquidity and Dividend

US Firearms Market ($ Billion)



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Assault Weapons Ban Enacted
Assault Weapons Ban Expired
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 Est
Handguns
Long Guns

US Long Gun Market ($ Billion)



$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Assault Weapons Ban Enacted
Assault Weapons Ban Expired
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

US Handgun Market ($ Billion)


$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Assault Weapons Ban Enacted
Assault Weapons Ban Expired
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 Est

4/29/09

Market Share Movement

Product Category	Market Share Est.
Single Action Revolvers	Maintained
Double Action Revolvers	Lost*
Rimfire Pistols	Maintained
Centerfire Full Size (SR9)	Lost*
Centerfire Compact (LCP)	Gained
Mini-14 Rifles	Maintained
Hunting Rifles	Maintained
Rimfire Rifles	Gained
AR-15 Platform Rifles	Lost**

* Lost Share due to inability to keep pace with demand.
** Did not participate in growing market segment

Quarterly Unit Data Summary



Bookings (Units in 000s)
600
500
400
300
200
100
0
501,000
LCP
Q1 07
Q2 07
Q3 07
Q4 07
Q108
Q2 08
Q308
Q408
Q109

Quarterly Unit Data Summary


Bookings (Units in 000's)
501,000
LCP


Production (Units in 000's)
214,000

Quarterly Unit Data Summary


Bookings (Units in 000's)
501,000
LCP


Production (Units in 000's)
214,000


Shipments (Units in 000's)
210,000

Finished Goods Inventory (3/09) Units



120,000
100,000
80,000
60,000
40,000
20,000
0
Goal
35,209
8,755
Jan '06
Apr
Jul
Oct
Jan '07
Apr
Jul
Oct
Jan '08
Apr
Jul
Oct
Jan '09
Dist Inventory
Ruger FG Inv

Quarterly Unit Data Summary



Backlog (Units - 000's)
500
450
400
350
300
250
200
150
100
50
0
458,900
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09

Backlog

Q1 2008 to Q1 2009


Q1 2009 Sales ~ $62.2 Million
7.9 Mill
14.3 Mil
Q1 2008 Base
$40 Mil
New Products
Temporary Market Surge
Q1 2008 Base

Product Demand

Bookings	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Orders Received	$154.3	$86.1	$33.5	$37.0	$73.8
Units Ordered	501,000	270,400	125,700	120,300	260,100
Average Sales Price of Bookings	$297	$269	$242	$245	$257

Orders Received, Firearms Revenue, and Ending Backlog in millions

Product Demand

Bookings	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Orders Received	$154.3	$86.1	$33.5	$37.0	$73.8
Units Ordered	501,000	270,400	125,700	120,300	260,100
Average Sales Price of Bookings	$297	$269	$242	$245	$257

Shipments	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Firearms Revenue	$60.5	$57.2	$40.3	$36.9	$40.2
Units Shipped	213,700	208,100	146,000	136,700	135,700
Average Sell Price	$283	$275	$276	$270	$296

Orders Received, Firearms Revenue, and Ending Backlog in millions

Product Demand

Bookings	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Orders Received	$154.3	$86.1	$33.5	$37.0	$73.8
Units Ordered	501,000	270,400	125,700	120,300	260,100
Average Sales Price of Bookings	$297	$269	$242	$245	$257

Shipments	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Firearms Revenue	$60.5	$57.2	$40.3	$36.9	$40.2
Units Shipped	213,700	208,100	146,000	136,700	135,700
Average Sell Price	$283	$275	$276	$270	$296

Backlog	2009 Q1	2008 Q4	2008 Q3	2008 Q2	2008 Q1
Ending Backlog	$136.3	$47.8	$27.9	$33.7	$40.7
Units in Backlog	458,900	175,900	115,300	137,700	157,100
Average Sales Price of Backlog	$297	$269	$242	$245	$234

Orders Received, Firearms Revenue, and Ending Backlog in millions

Legal Issues

<u>Municipal Lawsuits</u>

- ***New York City***
  - Appeal to the U.S. Supreme Court denied – Case is over

- ***Washington, D.C.***
  - Appeal to the U.S. Supreme Court denied – Case is over

- ***Gary, Indiana*** - Still Active
  - Filed in Sept 1999
  - Last remaining "municipal" lawsuit of 32 filed
  - Being pushed by the Brady Center to Prevent Handgun Violence
  - On January 13, 2009, Indiana Supreme Court denied our appeal and sent the case back to trial court for trial – Trial Date TBD

Financial & Operational Highlights

Consolidated Operating Results

	2009	2008			
	Q1	Q4	Q3	Q2	Q1
Revenues	$63,529	$58,491	$41,822	$38,664	$42,506
Reported Gross Margin	$19,526	$16,745	$6,858	$8,495	$10,655
Operating Profit	$9,434	$9,349	$379	$1,483	$2,326
	15%	16%	1%	4%	5%
EPS	30 ¢	28 ¢	2 ¢	5 ¢	7 ¢

Comparison of Underlying Performance

	2009	2008			
	Q1	Q4	Q3	Q2	Q1
Reported operating income	$9,434	$9,349	$379	$1,483	$2,326
Adjustments					
LIFO	(249)	(3,024)	1,578	2,130	98
Overhead Rate	689	90	47	(1,062)	(464)
Direct Labor Rate	169	60	568	(1,879)	-
Severances	-	-	-	-	707
Excess & Obsolete Inventory Reserve	(92)	215	32	666	(418)
Frozen Defined - Benefit pension curtailment	500	(745)	-	-	-
Product Recalls	579	26	2,268	-	1,208
Total adjustments	1,596	(3,378)	4,493	(145)	1,131
Underlying Performance	$11,030	$5,971	$4,872	$1,338	$3,457
	17%	10%	12%	3%	8%

Manufacturing Progress

- Ruger is in its third year of our lean transformation
  - The plants are cleaner
  - We've made a lot of progress modernizing the operations
  - More than half the product is being produced in cells
  - Just starting the inventory pull implementation
  - Productivity is steadily improving
  - Inventory continues to drop

Lean Video

Newport Lean Operations

Improved Productivity

Manufacturing Wages as a percent of Sales Value of Production


0.23
0.22
0.21
0.2
0.19
0.18
0.17
0.16
0.15
0.14
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009

Inventory Reduction



Inventory
$140
$120
$100
$80
$60
$40
$20
$-
(in millions)
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2005
2006
2007
2008
2009
Raw Mat'l & WIP
Finished Goods

Investment & Capital Expenditures

- 2008 CAPEX Breakdown:
  - Approximately 1/3 for New Products
  - Approximately 1/3 for Capacity Expansion
  - Approximately 1/3 for Maintenance & Modernization



Capital Expenditures
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$12.0 est
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

New Product Development

- Product Plan established and reviewed quarterly
- Using "Voice of the Customer" Surveys for new platforms
- Tollgate process being used throughout projects
- Project Management Training for all Project Leaders
- Developing a Learning Culture
    - Lunch and Learn Sessions bi-weekly
    - Engineering Internship Program
    - Chief Engineering positions filled for each product line
- Recognition for internal inventions

Highlighted New Products in 2008 & Q1 2009

- Two New Platform Products
- 70 New Product Derivatives (Line Extensions)
- 47 Distributor Specials

THE RUGER® LCP™


LCP
890-00170
RUGER

WHEN AND WHERE YOU NEED IT.

THE RUGER® LCR



LIGHTWEIGHT COMPACT

REVOLVER

THE EVOLUTION OF THE REVOLVER. RUGER





Monolithic Aluminum Frame



Patent Pending Friction Reducing Cam



Patent Pending Polymer Fire Control Housing



High-Strength 400 Series Stainless Steel Cylinder

LCR Launch - Web


DOWN RANGE TV Ruger® LCR™: AN EVOLUTIONARY REVOLVER DESIGN
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THE RUGER LCR
THE EVOLUTION OF THE REVOLVER
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INDUSTRY NEWS
Ruger® LCR™: AN EVOLUTIONARY REVOLVER DESIGN
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My G & A
REVIEWS
A Brand New Spin
Ruger's revolutionary Lightweight Carry Revolver brings polymer to the wheelgun world.

- •99,000 Email Blasts Sent
- •17,500 Google Hits
- •71,900 Yahoo Hits
- •12,500 MSN Hits
- •56 Online Forums
- •Banner Ads

SHOT Show Media Day (200 Writers)






GunShowReview.com


GunShowReview.com




GunShowReview.com

LCR Launch - Print


.370 SAKO: Federal's Magnum HAMMER
www.gunsandammomag.com
GUNS&AMMO
EXCLUSIVE!
Ruger's Revolutionary
LCR
First-Ever Polymer Frame Revolver!
Ballistic Delights:
Anarchist's Special:
Browning Pocket 1900
Hot Magnum Reloads:
Maxing Out The .270 WSM
Field And Carry:
Beyond The 870!
Remington's NEW 887 Pum
Skelton In Love:
Kimber Gold Combat II
MARCH 2009


INNER WORKINGS
THE RUGER

2008 Editorial Coverage


TOP 10 CRIME FILMS
GUNS&AMMO
.380
LCP
Ruger's Mighty Micro
We Shoot:


25+ NEW GUNS FOR '08
HANDGUNS
RUGER SR9
EXCLUSIVE 15,000-ROUND TORTURE TEST
FEDERAL'S NEW .327 MAGNUM!
KIMBER'S NONLETHAL ALTERNATIVE
HOW TO CLEAR PISTOL JAMS QUICK & EASY


SNUBBY SUPREME:
AMERICAN
Rifleman
New Guns & Gear '08
SEE IT ALL!
NRA Show


ROCK RIVER'S BASIC CARRY 45
GUN WORLD
FOR LAPD'S ELITE: KIMBER'S 'SIS' PISTOLS
RUGER'S 'PACKING' .44 MAGNUM REDHAWK
FIRE AND ICE! WINTER BIATHLON
TACTICAL: ADVANCED AK-47s FROM ROMANIA
KEL-TEC'S .223 AUTO PISTOL


Special Handgun Issue
SHOOTING TIMES
Move Over .357! There's A New Magnum In Town: .327 Federal Magnum


PREMIER ISSUE! THE HOTTEST GEAR NOW!
SHOOTER'S GUIDE 2008
RIFLES! 2008'S BEST NEW MODELS REVEALED!
SHOTGUNS! EXPERTS PICK THE YEAR'S BEST NEW SCATTERGUNS!
HANDGUNS! RUGER'S NEW SR9 LEADS THE PACK!
PLUS OPTICS, LASERS, AMMO, KNIVES AND ACCESSORIES!


On Target
VARMINT Guns
RHINO 700 FI
TURKEY Shotguns


KIMBER TEAM MATCH II .45 ACP!
GUNS
RIGHTS WATCH!
17 SHOT 9MM! RUGER'S RELIABLE SR9
.45 ACP
HUNTING PANTHER
AR-15
SEMIAUTO BLISS MAGNUM RESEARCH .17 HMR
PRECISION HANDLOADS HERE'S HOW!

Liquidity

April 4, 2009 Cash Balance $33.9 million

Possible Uses of Cash

- Acquisitions
- Stock Buyback ($4.7 million authorized)
- Quarterly Dividend

The Company will use its cash to generate shareholder value, or it will be returned to the shareholders.

Stock Buyback



Shares Outstanding
24,000,000
23,000,000
22,000,000
21,000,000
20,000,000
19,000,000
18,000,000
17,000,000
Shares
2006
2007
2008
2009
We've repurchased 8 million shares since July of 2006, at an average share price of $6.90

Cash



Cash Balance July 2006 - March 2009
Cash Generated (Used) over past three years:
Inventory Reduction - $51MM
Real Estate Sales - $12MM
Stock Buyback - ($55)MM
CAPEX - ($18)MM
Net Cash from Operations - $18MM
$33,900
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2006
2007
2008
2009

Dividend Declaration

Q1 Dividend based on Ratio of Adjusted Operating Profit

8.6¢ Per Share

Record Date: May 15, 2009

Pay Date: May 29, 2009

The Company will use its cash to generate shareholder value, or it will be returned to the shareholders.

Communications Policy

Investment Community Communications Policy

To balance our desire to maintain and cultivate investor interest and confidence in the Company with our limited resources and our need to abide by Regulation FD, we have adopted the following communications policy:

1. No meetings will be held with individual investors or analysts. Written questions are welcome and may be submitted throughout the year and will be addressed, if appropriate, in the MD&A section of the next quarterly filing.
2. No financial forecasts or earnings guidance will be given.
3. **We anticipate implementing quarterly conference calls in July, 2009.**
4. We will announce our anticipated earnings release dates each year.

Communications Policy

Anticipated Quarterly Earnings Release and Conference Call Dates

1. We anticipate releasing 2009 quarterly earnings and holding investor conference calls on the following dates:

Earnings Release & Conference Call	
Q2 2009:	July 29, 2009
Q3 2009:	October 28, 2009
Q4 2009:	February 23, 2010

(We reserve the right to revise our earnings release and conference call dates.)

Our Executive Team



Michael Fifer
Chief Executive Officer
Director



Tom Dineen
Chief Financial Officer,
Treasurer



Mark Lang
Group Vice President



Chris Killoy
Vice President of Sales
& Marketing



Tom Sullivan
Vice President of Newport Operations



Steve Maynard
Lean Coach



Kevin Reid
Vice President and
General Counsel



Leslie Gasper
Corporate Secretary

Investment Highlights

- Leading Firearms Brand
- Experienced, Dynamic Board of Directors
- Strong Management Team
- Strong Market Position in Rifles, Revolvers and Pistols
- Recent, Exciting New Product Launches
- Strong Balance Sheet: Well positioned to take advantage of business opportunities as they arise
- Improving Fundamentals

NYSE: RGR
Shares Outstanding: 19.0 Million
Price: $10.82 (4/23/09)
Market Capitalization: $ 205 Million

Questions?

Caution – Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2008 and Form 10-Q for the fiscal quarter ended April 4, 2009. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

RUGER®

1949 2009

SIXTY YEARS